Exhibit 10.16

FORM OF AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) dated as of February        , 2005, by and among FAIRPOINT COMMUNICATIONS, INC. (formerly named MJD Communications, Inc.), a Delaware corporation (the “Company”), KELSO INVESTMENTS ASSOCIATES V, L.P., a Delaware limited partnership (“KIA V”), KELSO EQUITY PARTNERS V, L.P., a Delaware limited partnership (“KEP V”and, together with KIA V, “Kelso”), THOMAS H. LEE EQUITY FUND IV, L.P., a Delaware limited partnership (“THL Fund IV”), those parties listed on Schedule A to the Agreement (as defined herein) (collectively, the “THL Related Parties” and, together with THL Fund IV, “THL”) and the other undersigned parties hereto (the “Other Stockholders”), amends the Registration Rights Agreement (the “Agreement”) dated as of January 20, 2000, by and among the Company and the Stockholders.  THL and Kelso are referred to herein as the “Investor Stockholders”  Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

WITNESSETH:

WHEREAS, the Stockholders own shares of Common Stock;

WHEREAS, the Company, the Stockholders and certain other signatories thereto have heretofore executed and delivered the Agreement setting forth certain rights and obligations with respect to the registration of the shares of Common Stock under the Securities Act;

WHEREAS, Section 12.4 of the Agreement provides that the Company may amend the Agreement with the written consent of the Investor Stockholders and a majority (by number of shares) of any other holders of Registrable Securities whose interests would be adversely affected by such amendment; and

WHEREAS, in connection with the Company’s initial public offering (the “Offering”) of shares of its common stock, the Company, the Investor Stockholders and certain other signatories hereto wish to amend the Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the holders of the Common Stock, the Company, the Stockholders and certain other signatories hereto hereby agree as follows:

Article I.

Consent

1.1           Consent.  Pursuant to Section 12.4 of the Agreement, the Investor Stockholders and the Other Stockholders hereby consent to the amendment of the Agreement as set forth in Section 2.1 hereof and the execution and delivery of this Amendment.

1.2           Common Stock Ownership.

(a)           Each Investor Stockholder represents and warrants that such Investor Stockholder holds the amount of Registrable Securities listed next to such Investor Stocholder’s name on Schedule A hereto.

(b)           Each Other Stockholder represents and warrants that such Other Stockholder holds the amount of Registrable Securities listed next to such Other Stockholder’s name on Schedule B hereto.

Article II.

Amendment to the Agreement

2.1           Registrable Securities.  The definition of Registrable Securities contained in Section 11 of the Agreement is hereby deleted in its entirety and replaced with the following: “Registrable Securities:  the shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 of the Exchange Act) immediately prior to the consummation of the Offering by Kelso, the Kelso Holders, THL, the THL Holders, the Other Investors, the Management Stockholders or the Permitted Transferees.  As to any particular shares of Common Stock, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) in the case of Management Stockholders who hold options to purchase shares of Common Stock, a registration statement on Form S-8 with respect to the sale of the shares of Common Stock into which such options are exercisable shall have become effective under the Securities Act, (iii) they shall have been sold to the public pursuant to Rule 144 under the Securities Act, (iv) they shall have been otherwise transferred other than to a Permitted Transferree, Kelso Holder, or THL Holder and subsequent disposition of them shall not require registration under the Securities Act or an exemption therefrom or any similar state law then in force, (v) they shall have ceased to be outstanding, or (vi) the Offering shall have been consummated.

Article III.

Miscellaneous

3.1           Continuing Effect of the Agreement.  Except as expressly provided herein, all of the terms, provisions and conditions of the Agreement thereunder shall remain in full force and effect.

3.2           Reference and Effect on the Agreement.  Upon the execution of this Amendment, each reference in the Agreement to “the Agreement,” “this Agreement,” “hereunder,” “hereof” or “herein” shall mean and be a reference to the Agreement as supplemented by this Amendment, unless the context otherwise requires.

3.3           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

3.4           Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

FAIRPOINT COMMUNICATIONS, INC.

By
Name:
Title:

THE INVESTOR STOCKHOLDERS:

KELSO INVESTMENT ASSOCIATES V, L.P.

By Kelso Partners V, L. P.,
its general partner

By
Name:
Title:

KELSO EQUITY PARTNERS V, L. P.

By
Name:
Title:

THOMAS H. LEE EQUITY FUND IV, L. P.

By: THL Equity Advisors IV, LLC,
its general partner

By
Name:
Title:

THOMAS H. LEE FOREIGN FUND IV, L. P.

By: THL Equity Advisors IV, LLC,
its general partner

By:
Name:
Title:

THOMAS H. LEE FOREIGN FUND IV-B, L. P.

By:	THL Equity Advisors IV, LLC,
its general partner

By:
Name:
Title:

1987 THOMAS H. LEE NOMINEE TRUST

By:
Trustee:

David V. Harkins

THE HARKINS 1995 GIFT TRUST

By:
Trustee:

Scott A. Schoen

C. Hunter Boll

Scott M. Sperling

Anthony J. DiNovi

Thomas M. Hagerty

Warren C. Smith, Jr.

Seth W. Lawry

Kent R. Weldon

Terrence M. Mullen

Todd M. Abbrecht

Charles A. Brizius

Scott Jaeckel

Soren Oberg

Thomas R. Shephard

Joseph Incandela

Wendy L. Masler

\
Andrew D. Flaster

ROBERT SCHIFF LEE 1988 IRREVOCABLE TRUST

By:
Trustee:

Stephen Zachary Lee

Charles W. Robins as Custodian for Jesse Lee

Charles W. Robins as Custodian for Nathan Lee

Charles W. Robbins

James Westra

THOMAS H. LEE CHARITABLE INVESTMENT L.P.

By:	Thomas H. Lee,
its general partner

By:
Name:
Title:

THL-CCI INVESTORS LIMITED PARTNERSHIP

By:	THL Investment Management Corp.,
its general partner

By:
Name:
Title:

PUTNAM HOLDINGS, INC.

By:
Name:
Title:

THE OTHER STOCKHOLDERS

JED COMMUNICATIONS ASSOCIATES, INC.

By
Name:
Title:

Daniel G. Bergstein

Joel Bergstein

Michael Bergstein

Lindy Sobel Bergstein

Meyer Haberman

John P. Duda

Lisa R. Hood

Eugene B. Johnson

Walter E. Leach, Jr.

Peter G. Nixon

Michael J. Stein

Jack H. Thomas

Tim Henry

Pat Morse

Pat Eudy

SCHEDULE A

INVESTOR STOCKHOLDER	NUMBER OF REGISTRABLE SECURITIES
Kelso Equity Partners V, L.P.	1,771,770
Kelso Investment Associates V, L.P.	16,427,726
Thomas H. Lee Equity Fund IV, L.P.	17,927,740
Thomas H. Lee Foreign Fund IV, L.P.	613,540
Thomas H. Lee Foreign Fund IV-B, L.P.	1,741,200
Putnam Holdings, Inc.	294,820
Thomas H. Lee Charitable Investment Limited Partnership	116,560
THL-CCI Investors Limited Partnership	6,300
1997 Thomas H. Lee Nominee Trust	276,540
David V. Harkins	63,140
The 1995 Harkins Gift Trust	7,080
Scott A. Schoen	52,660
C. Hunter Boll	52,660
Scott M. Sperling	52,660
Anthony J. DiNovi	52,660
Thomas M. Hagerty	52,660
Warren C. Smith, Jr.	52,660
Seth W. Lawry	21,940
Kent R. Weldon	14,660
Terrence M. Mullen	11,680
Todd M. Abbrecht	11,680
Charles A. Brizius	8,780
Scott L. Jaeckel	3,320
Soren L. Oberg	3,320
Thomas R. Shepherd	6,140
Wendy L. Masler	1,520
Andrew D. Flaster	1,320
RSL Trust	3,820
Stephen Zachary Lee	3,820
Charles W. Robins as Custodian for Nathan Lee	1,900
Charles W. Robins as Custodian for Jesse Lee	1,900
Charles W. Robins	1,520
James Westra	1,520

SCHEDULE B

OTHER STOCKHOLDER	NUMBER OF REGISTRABLE SECURITIES
JED Communications, Inc.	2,150,388
Daniel G. Bergstein	0
Joel Bergstein	62,200
Michael & Lindy Bergstein	102,800
Meyer Haberman	648,834
John P. Duda	0
Lisa R. Hood	7,500
Eugene B. Johnson	427,180
Walter E. Leach, Jr.	0
Peter G. Nixon	9,200
Michael J. Stein	60,000
Jack H. Thomas	1,473,390
Tim Henry	17,800
Pat Morse	22,000
Pat Eudy	127,200